UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2007

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Little Santa Monica Blvd., Suite 401 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02(e) - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2007 (the “Grant Date”), our Board of Directors approved the grant of options to purchase an aggregate of 12,750,000 shares of common stock (the “Options”) at an exercise price per share equal to $0.98, the average of the high bid and low ask prices on the Grant Date, quoted on the OTC Bulletin Board Service, to our executive officers, subject to shareholder approval at a special meeting of our amended and restated 2006 Stock Option and Award Plan. The Options are exercisable in accordance with the following schedule: (a) 25% of the Options are exercisable on the Grant Date, and (b) 12.5% of the Options become exercisable on each six month anniversary of the Grant Date, through the third anniversary of the Grant Date. The Options expire at 5:00 p.m. eastern time on June 9, 2017, the last business day coincident with or prior to the 10th anniversary of the Grant Date, unless fully exercised or terminated earlier.

The following table sets forth the allocation of these Options to the Company’s executive officers:

Name and Position	Number of Options
Luis Goyzueta, Chief Executive Officer	3,500,000
Gustavo Goyzueta, Chief Financial Officer	3,500,000
Carlos Alberto Pinto, Chief Operating Officer	3,500,000
Steven Magami, President	1,750,000
On June 11, 2007, our Board of Directors approved the following compensation arrangements for our executive officers.

Luis Goyzueta will receive in the aggregate of $250,000 per year, of which $120,000 is being paid pursuant to an employment agreement with Pure Biofuels del Peru S.A.C. (“PBP”) and an additional $130,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Gustavo Goyzueta will receive in the aggregate of $150,000 per year, of which $60,000 is being paid pursuant to an employment agreement with PBP and an additional $90,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Alberto Pinto will receive in the aggregate of $180,000 per year, of which $60,00 will be paid pursuant to an employment agreement to be entered into with PBP and an additional $120,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Steven Magami will receive compensation in the aggregate of $100,000 per year, retroactive to February 6, 2007, pursuant to an employment agreement to be entered into between Mr. Magami and us.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

Date: June 13, 2007	By:	/s/ Luis Goyzueta
Luis Goyzueta, CEO